                              PROSPECT STREET(R)

                          HIGH INCOME PORTFOLIO INC.


                                 SEMI-ANNUAL

                                    REPORT

                                APRIL 30, 1998

                                     [LOGO]

                                                                 June 22, 1998

LETTER TO SHAREHOLDERS

Dear Shareholders:
    On April 30, 1998, the net asset value of the Fund was $11.64, as compared to $11.94 on October 31, 1997, after adjusting for the reverse stock split. During the six month period ended April 30, 1998, also adjusted for the reverse stock split, the Fund paid dividends to common stock shareholders in the amount of $0.63; the total dividends paid on a post-split basis for the trailing twelve month period was $1.26.

1998 STOCKHOLDERS' MEETING/CHANGES IN OPERATING POLICIES:
    At the Annual Meeting of Stockholders held on March 10, 1998, the stockholders re-elected the seven directors of the Fund. Stockholders also ratified the selection of Arthur Andersen LLP as independent public accountants for the current fiscal year.

    A one-for-three reverse stock split was approved by the Fund's stockholders at the annual meeting of stockholders held on March 11, 1998. Accordingly, on April 1, 1998, the Fund effected a one-for-three reverse stock split of its outstanding shares of Common Stock. As of the close of business on April 1, 1998, and after giving effect to the reverse stock split, the Company had 19,682,941 shares of Common Stock outstanding.

    The stockholders also approved (i) an amendment to the Fund's Articles of Amendment and Restatement authorizing the issuance of a new class of preferred stock that would be issuable from time to time by the Board of Directors in one or more series; (ii) an amendment of the Company's fundamental investment restriction relating to borrowing and the issuance of senior securities, pursuant to which the Fund is now permitted to borrow and to issue senior securities, including senior indebtedness and preferred stock, to the full extent permitted by the Investment Company Act of 1940; and (iii) a change of the Fund's investment policy restricting the purchase of illiquid securities (i.e., to 30% of total assets) from a fundamental restriction to a non-fundamental restriction. This non-fundamental restriction precludes the Fund from investing more than 30% of its total assets in securities that are not readily marketable and may be changed by the Board of Directors (i.e. in response to regulatory, market or other developments) without further approval by stockholders.

THE HIGH YIELD MARKET:
    The high yield market as measured by the CS First Boston Index generated an annualized total return of 14.17% for the twelve month period ended April 30, 1998. At April 30, 1998, the spread between high yield securities and comparable U.S. Government securities stood at 377 basis points compared to 352 basis points at April 30, 1997. Total new issue volume through April 30, 1998 approximated $55.0 billion, heavily weighted toward Rule 144A issues. This four month new issue supply compares with a new issue supply of approximately $122 billion for the 1997 calendar year. The average price for a cash-paying high yield security was $100.71 with an average coupon of 10.18%.

    The flow of new funds into high yield mutual funds continued at a high level for the first four months of 1998, averaging approximately $400 million per week. Total assets in high yield mutual funds exceeded $109 billion at April 30, 1998 as compared to $96 billion at October 31, 1997.

RIGHTS OFFERING:
    The Fund completed a transferable rights offering to shareholders of record on December 24, 1997. The Fund raised net proceeds of approximately $53 million. The Fund issued 4,914,203 new common shares, post-split, increasing the total shares outstanding to 19,711,875 at April 30, 1998. The net proceeds were invested at yields in excess of the Fund's then current yield, permitted further portfolio diversification and strengthened the equity portion of our balance sheet.

REVERSE STOCK SPLIT:
    At the March 11, 1998 Meeting of Shareholders, the shareholders voted to approve a one-for-three reverse stock split, which became effective on April 1, 1998. The current dividend of $0.105 is equivalent to the $0.035 which was paid on pre-split shares of common stock.

    The rationales behind the reverse split were to: 1) increase the marketability of the common stock, 2) reduce the brokerage commission rate paid by shareholders when buying and selling the common stock, 3) increase the visibility of common stock in order to further research coverage because security firms rarely issue research reports on stock selling below $5.00 per share, and 4) to give shareholders the ability to margin their stock, which normally requires a price of at least $5.00.

LEVERAGE:
    On May 15, 1998, the Fund redeemed all of its Taxable Auction Rate Preferred Stock at an aggregate redemption price of $20 million, plus accrued dividends. The funds required to redeem the preferred stock were borrowed by the Fund under a new $30 million revolving credit facility with BankBoston, N.A., as lender and agent.

YEAR 2000 PROBLEM:
    Many computer systems were designed using only two digits to signify the year (i.e. 98 for 1998). On January 1, 2000, if these systems are not corrected, they may incorrectly interpret 00 as 1900 instead of 2000, leading to computer shutdowns or errors. To the extent these systems conduct forward-looking calculations, the computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Fund could be adversely affected in its ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Adviser or other Fund service providers do not adequately address this problem in a timely manner. The Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Fund at current levels. In addition, the Adviser has sought assurances from the other Fund service providers that they are taking the steps necessary to deal with the problem. The cost of any systems remediation by persons other than the Fund will not be borne by the Fund. However, no assurance can be given that the actions taken by the Adviser or the Fund's other service providers will be sufficient to avoid any adverse effect on the Fund.

THE FUND'S INVESTMENTS:
    The total return on the Fund's net assets for the twelve months and the six months ended April 30, 1998, assuming reinvestment of dividends and adjusted for the rights offering, were 17.89% and 5.26%, respectively. As of April 30, 1998, the Fund held 172 issues representing 29 industry groups. Cash and short-term investments represented 5.38% of our holdings. The average price of the Fund's high yield securities was $81.18 with an average coupon of 11%. At April 30, 1998, the Fund was generating monthly net investment income of approximately $0.105 per common share.

INVESTMENT OUTLOOK:
    The high yield market has performed well since October 1997. Factors that would be expected to extend a favorable outlook for high yield securities are:

    1. Money continues to flow into high yield mutual funds, seeking the high interest rate yields that are offered in this sector of the corporate bond market.

    2. Below investment grade credits continue to have access to funds in both the public and private markets. This access continues to contribute to the low default rate experienced in the high yield market so far this year.

    3. A continuing decline in interest rates and redeployment of funds back into US dollar denominated instruments is generating a demand for high yield securities.

    4. The turmoil in Asia and Japan makes it more likely that the Federal Reserve will continue to move cautiously with monetary policies.

    Some of the factors that could negatively impact the high yield market are:

    1. The Asian and Japanese turmoil continues to deteriorate and its impact on the US capital markets as well as the economy continues to spread. The continued weakness in the Japanese yen could contribute to a further deterioration in this part of the world.

    2. Corporate profits for US companies can be expected to come under ongoing pressure due to lower priced imports and rising domestic inventory levels in the US economy.

    3. The strong economy has been a major contributor to the improving credit positions of many below investment grade issuers. The strong first quarter was heavily influenced by the large inventory accumulation which could contribute to a weaker economy in the next several quarters.

CONCLUSION:
    The six months ended April 30, 1998 have been a period of strength in the high yield market due to the inflow of capital. The business cycle continues to provide underlying support for below investment grade issuers and our expectation is that this support will continue in the near future.

    Management continues to review the Fund's investments, seeking to maximize the Fund's income and capital preservation.

                                        Respectfully submitted,

                                    /s/ Richard E. Omohundro, Jr.

                                        Richard E. Omohundro, Jr.
                                        President

                                    /s/ John A. Frabotta

                                        John A. Frabotta
                                        Vice President and
                                        Chief Investment Officer

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
SCHEDULE OF INVESTMENTS
APRIL 30, 1998

FIXED INCOME -- 83.73%
                                                              Ratings
                                                        -------------------
    Par                                                 Standard                      Value
   Value     Description                                & Poor's     Moody's         (Note 2)
   -----     -----------                                --------     -------         --------
             AGRICULTURAL CHEMICALS/FARMING -- 0.36%
$   500,000  Calmar Spraying Systems Inc., 11 1/2%, sr.
               sub. notes, series B, 08/15/05 .........    B-          B3           $    535,000
    500,000  Hines Horticulture Inc., 11 3/4%, sr. sub.
               notes, series B, 10/15/05 ..............    CCC+        B3                545,000
                                                                                    ------------
                                                                                       1,080,000
                                                                                    ------------
             AUTOMOBILE/AUTO PARTS/TRUCK MANUFACTURING -- 6.10%
  1,000,000  Aetna Industries Inc., 11 1/2%, sr. notes,
               10/01/06 ...............................    B-          B3              1,095,000
  1,500,000  Chatwins Group Inc., 13%, sr. exch. notes,
               05/01/03 ...............................    B-          B2              1,597,500
  7,750,000  Highway Master Communication, 13 3/4%, sr.
               notes, series B, 09/15/05 ..............    B           Caa             8,098,750
  5,250,000  Iochpe-Maxion SA, 12 3/8%, notes, 11/08/02    NR          NR              4,515,000
  3,000,000  Localiza Rent a Car, 10 1/4%, sr.
               notes,10/01/05 .........................    BB-         B2              2,654,951
    500,000  Motors & Gears Inc., 10 3/4%, sr. notes,
               series D, 11/15/06 .....................    B           B3                536,250
                                                                                    ------------
                                                                                      18,497,451
                                                                                    ------------
             BANKS/SAVINGS AND LOANS/FINANCE COMPANIES/CONSUMER
             CREDIT -- 4.12%
  1,000,000  Bank Plus Corp.,12%, sr. notes, 07/18/07 .    NR          NR              1,140,000
  2,500,000  Emergent Group Inc., 10 3/4%, sr. notes,
               series B, 09/15/04 .....................    B-          B3              2,418,750
    750,000  FBR Information Investors, L.P., 12%,
               units, 04/15/28** ......................    NR          NR                150,000
  4,500,000  Federal Home Loan Mortgage, 4.03%, sr.
               notes, 12/15/22 ........................    NR          AAA               337,505
  1,500,000  Life Federal Savings Bank,13 1/2%, sub.
               debs, 03/15/04 .........................    NR          NR              1,500,000
    500,000  Local Financial Corp., 11%, sr. notes,
               09/05/04, 144A .........................    NR          NR                541,250
  2,500,000  Mego Mortgage, 12 1/2%, sr. sub. notes,
               12/01/01 ...............................    NR          Caa             2,000,000
  1,000,000  Ocwen Federal Bank, 12%, sub. debs.,
               06/15/05 ...............................    BB-         B1              1,100,000
  3,300,000  Southern Pacific Funding Corp., 11 1/2%,
               sr. notes, 11/01/04 ....................    B-          B3              3,300,000
                                                                                    ------------
                                                                                      12,487,505
                                                                                    ------------
             BROADCASTING -- TV/CABLE/RADIO/PUBLISHING - 8.84%
  2,000,000  American Mobile Satellite, 12 1/4%, sr.
               notes, 04/01/08, 144A ..................    NR          NR              2,030,000
     17,107  Australis Media Ltd., 0%, gtd. sr. secd.
               disc. notes, 05/15/03 ..................    NR          NR                  1,711
  1,000,000  Australis Media Ltd., 0%, sr. secd. disc.
               notes, 05/15/03 ........................    D           C                 250,000
    500,000  Busse Broadcasting Corp., 11 5/8%, sr.
               secd. notes, 10/15/00 ..................    B-          B3                537,500
 10,000,000  CAI Wireless System Inc., 12 1/4%, sr.
               disc. notes, 09/15/02 ..................    CCC+        Caa             2,000,000
  9,000,000  CS Wireless Systems Inc., 0%, sr. disc.
               notes, series B, 03/01/06 ..............    CCC-        Caa             1,800,000
  2,404,000  DIVA Systems Corp., 0%, sub. disc. notes,
               03/01/08, 144A .........................    NR          NR              1,304,170
    750,000  Emerson Radio Corp., 8 1/2%, conv. sr.
               sub. deb, 08/15/02, 144A ...............    NR          NR                540,000
    750,000  Emerson Radio Corp., 8 1/2%, conv. sr.
               sub. deb, 08/15/02 .....................    NR          NR                540,000
    500,000  Galaxy Telecom, L.P., 12 3/8%, sr. sub.
               notes, 10/01/05 ........................    B-          B3                557,500
  3,500,000  Net Sat Services, 12 3/4%, sr. notes,
               08/05/04 ...............................    B           B2              3,587,500
  3,500,000  Optel Inc., 13%, sr. notes, series B,
               02/15/05 ...............................    B-          B3              3,911,250
    500,000  RBS Participaco, 14%, notes, 12/15/03 ....    BB-         NR                545,000
  4,000,000  Source Media Inc., 12%, sr. secd. notes,
               11/01/04, 144A .........................    B-          B3              4,040,000
  2,000,000  Spanish Broadcasting System Inc., 12 1/2%,
               sr. notes, 06/15/02 ....................    B           B2              2,280,000
  1,000,000  Star Choice Communications, 13%, sr. secd.
               notes, 12/15/05, 144A ..................    B           B3                992,500
  1,000,000  Vialog Corporation, 12 3/4%, sr. notes,
               series B, 11/15/01 .....................    B-          Caa             1,000,000
  4,500,000  Wireless One Inc., 13%, sr. disc. notes,
               10/15/03 ...............................    CCC+        B3                900,000
                                                                                    ------------
                                                                                      26,817,131
                                                                                    ------------
             DIVERSIFIED/CONGLOMERATE MANUFACTURING -- 1.48%
    500,000  Amtrol Acquisition Inc., 10 5/8%, sr. sub.
               notes, 12/31/06 ........................    B-          B3             $  517,500
  1,000,000  Genmar Holdings Inc., 13 1/2%, sr. sub.
               notes, series A, 07/15/01 ..............    NR          Caa             1,022,500
  1,000,000  Haynes International Inc., 11 5/8%, sr.
               notes, 09/01/04 ........................    B-          B3              1,120,000
    500,000  MVE Inc., 12 1/2%, sr. secd. notes,
               02/15/02 ...............................    B           B3                507,500
    500,000  Selmer Inc., 11%, sr. sub. notes, 05/15/05    B           B3                547,500
    500,000  Spinnaker Industries Inc., 10 3/4%, sr.
               secd. notes, 10/15/06 ..................    B           B3                513,750
    250,000  Therma Wave Inc., 10 5/8%, sr. notes,
               series B, 05/15/04 .....................    B           B2                258,125
                                                                                    ------------
                                                                                       4,486,875
                                                                                    ------------
             DIVERSIFIED/CONGLOMERATE SERVICES -- 0.20%
    550,000  Coinmach Corp., 11 3/4%, sr. notes, series
               D, 11/15/05 ............................    B+          B2                613,250
                                                                                    ------------
             ELECTRICAL EQUIPMENT/ELECTRONICS/COMPUTERS -- 1.46%
    500,000  Decision Holdings Corp., 0%, sr. disc.
               debs., 08/01/08 ........................    B-          NR                292,500
    500,000  International Wire Group Inc., 11 3/4%,
               sr. sub. notes, 06/01/05 ...............    B-          B3                550,000
    990,000  Real Time Data Inc., 0%, sub. disc. notes,
               08/15/06, 144A .........................    NR          NR                485,100
  1,400,000  Sharp Do Brasil, 9 5/8%, notes, 10/30/05 .    NR          NR              1,397,200
  1,750,000  Teletrac Inc., 14%, sr. notes, series B,
               08/01/07 ...............................    B-          Caa             1,715,000
                                                                                    ------------
                                                                                       4,439,800
                                                                                    ------------
             FINANCIAL SERVICES -- 1.57%
  1,000,000  Beal Financial Corp., 12 3/4%, sr. notes,
               08/15/00 ...............................    B-          B2              1,070,000
    425,000  First Federal Financial Corp., 11 3/4%,
               notes, 10/01/04 ........................    B+          B2                456,875
    500,000  Hawthorne Financial Corporation, 12 1/2%,
               sr. notes, 12/31/04 ....................    NR          NR                500,000
    500,000  Ocwen Financial Corp., 11 7/8%, notes,
               10/01/03 ...............................    B+          B1                570,000
  2,000,000  Wilshire Financial Services Group Inc.,
               13%, notes, 01/01/04 ...................    NR          NR              2,160,000
                                                                                    ------------
                                                                                       4,756,875
                                                                                    ------------
             FOOD/TOBACCO -- 7.45%
  2,000,000  Advantica Restaurant Group Inc., 11 1/4%,
               sr. notes, 01/15/08 ....................    B           B2              2,097,500
  3,105,000  American Rice Inc., 13%, mtg. notes,
               07/31/02 ...............................    D           Caa             2,468,475
    250,000  AmeriKing Inc., 10 3/4%, sr. notes,
               12/01/06 ...............................    B-          B3                265,000
  3,228,442  Cafeteria Operators L.P., 12%, sr. secd.
               notes, 12/31/01 ........................    NR          NR              3,228,442
  1,000,000  Gorges Quik to Fix Foods Inc., 11 1/2%,
               sr. sub. notes, series B, 12/01/06 .....    B-          B3              1,047,500
  4,050,000  Liggett Group Inc., 11 1/2%, gtd. sr.
               secd. notes, series B, 02/01/99 ........    NR          NR              3,118,500
    450,000  Liggett Group Inc., 19 3/4%, gtd. sr.
               secd. notes, series C, 02/01/99 ........    NR          NR                371,000
  1,000,000  North Atlantic Trading Inc., 11%, sr.
               notes, 06/15/04 ........................    B           B3              1,010,000
  3,750,000  P&C Food Markets Inc., 11 1/2%, sr. notes,
               10/15/01 ...............................    BB-         B3              3,337,500
  1,000,000  Rallys Hamburger Inc., 9 7/8%, sr. notes,
               06/15/00 ...............................    B-          Caa               977,500
  3,000,000  Specialty Foods Corp., 11 1/4%, sr. sub.
               notes, series B, 08/15/03 ..............    CCC         Caa             2,760,000
  1,000,000  Sun World International Inc., 11 1/4%,
               1st. mtg. notes, series B, 04/15/04 ....    B           B2              1,090,000
    750,000  Van De Kamps Inc., 12%, sr. sub. notes,
               09/15/05 ...............................    B-          B2                840,000
                                                                                    ------------
                                                                                      22,611,417
                                                                                    ------------
             GENERAL & SPECIALTY RETAIL -- 2.38%
  1,000,000  Big 5 Corp., 10 7/8%, sr. notes, series B,
               11/15/07 ...............................    B-          B2             $  995,490
  1,000,000  Mothers Work Inc., 12 5/8%, sr. notes,
               08/01/05 ...............................    B           B3              1,080,000
  1,000,000  SRI Receivable Pure Inc., 12 1/2%, tr.
               ctf. backed notes, series B, 12/15/00 ..    NR          NR              1,030,000
  2,000,000  Shop at Home Inc., 11%, sr. secd. notes,
               04/01/05 ...............................    B           B1              2,045,000
  2,000,000  Wilsons Leather Experts Inc., 11 1/4%, sr.
               notes, series B, 08/15/04 ..............    NR          B3              2,070,000
                                                                                    ------------
                                                                                       7,220,490
                                                                                    ------------
             GROCERY/CONVENIENCE FOOD STORES -- 0.73%
  2,000,000  Homeland Stores Inc., 10%, sr. notes,
               08/01/03 ...............................    NR          NR              1,830,000
    351,000  Pantry Inc., 12%, sr. notes, series B,
               11/15/00 ...............................    B+          B2                372,060
                                                                                    ------------
                                                                                       2,202,060
                                                                                    ------------
             HEALTHCARE/DRUGS/HOSPITAL SUPPLIES -- 3.23%
  3,000,000  Global Health Sciences Inc., 11%, sr.
               notes, 05/01/08, 144A ..................    B+          Caa             2,940,000
  2,000,000  Grupo Azucarero Mexico SA, 11 1/2%, sr.
               notes, 01/15/05, 144A ..................    B+          B3              1,620,000
  3,000,000  Phar Mor Inc., 11.72%, notes, 09/11/02 ...    B-          B3              3,165,000
    500,000  Signature Brands, Inc., 13%, sr. sub.
               notes, 08/15/02 ........................    B-          B3                545,000
    100,000  Uromed Corp., 6%, conv. bonds, 10/15/03 ..    NR          NR                 61,000
    500,000  Uromed Corp., 6%, conv. sub. notes,
               10/15/03, 144A ...............................    NR          NR                265,000
  2,450,000  Uromed Corp., 6%, conv. sub. notes,
               10/15/03 ...............................    NR          NR              1,197,437
                                                                                    ------------
                                                                                       9,793,437
                                                                                    ------------
             HOME FURNISHINGS/DURABLE CONSUMER PRODUCTS -- 1.90%
  5,000,000  Converse Inc., 7%, conv. sub. notes,
               06/01/04 ...............................    NR          NR              3,231,250
  1,000,000  Gothic Products Corp., 11 1/8%, sr. secd.
               notes, 05/01/05, 144A ..................    B-          B3              1,008,750
  1,000,000  Simmons Co., 10 3/4%, sr. sub. notes,
               04/15/06 ...............................    B           B2              1,075,000
    500,000  Syratech Corp., 11%, sr. notes, 04/15/07 .    B-          B3                445,000
                                                                                    ------------
                                                                                       5,760,000
                                                                                    ------------
             HOTEL/GAMING -- 0.60%
  1,000,000  Bluegreen Corp., 10 1/2%, sr. secd. notes,
               04/01/08, 144A .........................    B           B3              1,000,000
    500,000  Courtyard By Mariott II Ltd., 10 3/4%, sr.
               secd. notes, series B, 02/01/08 ........    B-          NR                551,250
    313,593  U.S. Trails Inc., 12%, sr. sub. pik notes,
               07/15/03 ...............................    NR          NR                282,234
                                                                                    ------------
                                                                                       1,833,484
                                                                                    ------------
             INSURANCE COMPANIES -- 0.85%
  1,500,000  Resource America Inc., 12%, sr. notes,
               08/01/04 ...............................    NR          Caa             1,500,000
  1,000,000  Superior National Insurance Group Inc.,
               103/4%, pfd. Trust notes, 12/01/17 .....    BB          B1              1,065,000
                                                                                    ------------
                                                                                       2,565,000
                                                                                    ------------
             LEISURE/AMUSEMENT/MOTION PICTURES -- 4.02%
  4,200,000  Booth Creek Ski Holdings Inc., 12 1/2%,
               sr. notes, series B, 03/15/07               B-          Caa             4,431,000
    750,000  Discovery Zone Inc., 13 1/2%, sr. secd.
               notes, 08/01/02 ........................    NR          NR                742,500
 20,125,000  Marvel Holdings Inc., 0%, sr. secd. disc.
               notes, series B, 04/15/98(b) ...........    NR          NR                603,750
  4,000,000  Planet Hollywood International Inc., 12%,
               sr. sub. notes, 04/01/05, 144A .........    CCC+        B2              3,945,000
  2,000,000  Premier Cruise Ltd., 11%, sr. notes,
               03/15/08, 144A .........................    CCC+        B3           $  1,990,000
    500,000  SFX Entertainment Inc., 9 1/8%, sr. sub.
               notes, 02/01/08, 144A ..................    NR          Caa               485,000
                                                                                    ------------
                                                                                      12,197,250
                                                                                    ------------
             MACHINERY -- 1.40%
  1,000,000  Central Tractor Farm Country, 10 5/8%, sr.
               notes, 04/01/07 ........................    B+          B2              1,057,500
  3,250,000  Willcox & Gibbs Inc., 12 1/4%, sr. notes,
               series B, 12/15/03 .....................    B+          B3              3,185,000
                                                                                    ------------
                                                                                       4,242,500
                                                                                    ------------
             METALS/MINING -- 4.88%
  1,500,000  Continental Global Group Inc., 11%, sr.
               notes, series B, 04/01/07 ..............    B           B2              1,597,500
  1,000,000  Doe Run Corp., 11 1/4%, sr. notes,
               03/15/05, 144A .........................    B+          B2              1,040,000
    750,000  GS Technologies Inc., 12%, gtd. sr. notes,
               09/01/04 ...............................    B           B2                821,250
  2,000,000  IVACO Inc., 11 1/2%, sr. notes, 09/15/05 .    B+          B1              2,195,000
    500,000  International Knife and Saw, 11 3/8%, sr.
               sub. notes, 11/15/06 ...................    B-          B3                545,000
  4,500,000  NSM Steel Inc., 12%, sr. mtg. notes,
               02/01/06, 144A .........................    B-          B3              4,275,000
  3,000,000  PT Alatief Freeport, 9 3/4%, gtd. sr.
               notes, 04/15/01 ........................    B-          NR              3,224,109
  1,500,000  TVX Gold Inc., 5%, conv. notes, 03/28/02 .    NR          NR              1,117,500
                                                                                    ------------
                                                                                      14,815,359
                                                                                    ------------
             NON-AGRICULTURAL CHEMICALS/PLASTICS -- 3.50%
  5,000,000  Hurricane Hydrocarbons Ltd., 11 3/4%, sr.
               notes, 11/01/04 ........................    B-          B3              5,012,500
  1,000,000  Kaiser Aluminun & Chemical Corp., 12 3/4%,
               sr. sub. notes, 02/01/03 ...............    CCC+        B2              1,065,000
  1,000,000  RBX Corp., 12%, sr. secd. notes, 01/15/03,
               144A ...................................    B+          B2              1,010,000
  3,500,000  Sterling Chemicals Inc., 11 3/4%, sr. sub.
               notes, 08/15/06 ........................    B+          B3              3,517,500
                                                                                    ------------
                                                                                      10,605,000
                                                                                    ------------
             OIL/NATURAL GAS/OIL SERVICES -- 1.67%
    750,000  First Wave Marine Inc., 11%, sr. notes,
               02/01/08 ...............................    B-          B3                787,500
    275,000  National Energy Group Inc., 10 3/4%, sr.
               notes, series D, 11/01/06 ..............    B           B1                257,125
  1,000,000  Ultrapetrol Bahamas Ltd., 10 1/2%, 1st
               mtg. notes, 04/01/08, 144A .............    BB-         B1              1,000,000
  3,000,000  United Refining Co., 10 3/4%, sr. notes,
               series B, 06/15/07 .....................    B-          B2              3,030,000
                                                                                    ------------
                                                                                       5,074,625
                                                                                    ------------
             PACKAGING/CONTAINERS -- 1.86%
  3,250,000  Crown Packaging Ltd., 10 3/4%, sr. secd.
               notes, series B, 11/01/00 ..............    NR          Caa             2,892,500
    500,000  Portola Packaging Inc., 10 3/4%, sr.
               notes, 10/01/05 ........................    B           B2                527,500
  2,000,000  Tekni-Plex Inc., 11 1/4%, sr. sub. notes,
               series B, 04/01/07 .....................    B-          B3              2,225,000
                                                                                    ------------
                                                                                       5,645,000
                                                                                    ------------
             PAPER/FOREST PRODUCTS/PRINTING -- 1.15%
    800,000  Advanced Argo Publishing Co. Ltd., 13%,
               notes, 11/15/07, 144A ..................    CCC+        B2                848,000
    325,000  American Pad & Paper Company, 13%, sr.
               sub. notes, series B, 11/15/05 .........    B-          B3                329,062
  1,000,000  FSW International Finance Co., 12 1/2%,
               gtd. sub. notes, 11/01/06 ..............    D           Caa               245,000
  2,000,000  Plainwell Inc., 11%, sr. sub. notes,
               03/01/08, 144A .........................    B-          B3              2,060,000
                                                                                    ------------
                                                                                       3,482,062
                                                                                    ------------
             PERSONAL & MISCELLANEOUS SERVICES -- 2.54%
    500,000  Anchor Advanced Products Inc., 11 3/4%,
               sr. notes, series B, 04/01/04 ..........    B+          B3             $  550,000
  2,000,000  Carson Inc., 10 3/8%, sr. sub. notes,
               series B, 11/01/07 .....................    B-          NR              2,055,000
  3,500,000  T/SF Communications Corp., 10 3/8%, sr.
               sub. notes, 11/01/07 ...................    B-          B3              3,561,250
  1,500,000  Young America Corp., 11 5/8%, sr. sub.
               notes, 02/15/06, 144A ..................    B-          B3              1,530,000
                                                                                    ------------
                                                                                       7,696,250
                                                                                    ------------
             PUBLIC UTILITY/ELECTRIC POWER/HYDRO POWER -- 0.77%
  2,000,000  Panda Global Energy Co., 12 1/2%, sr.
               secd. notes, 04/15/04 ..................    B-          B2              1,830,000
    500,000  Texas New Mexico Power Co., 12 1/2%,
               debs., 01/15/99 ........................    BBB         Ba3               514,389
                                                                                    ------------
                                                                                       2,344,389
                                                                                    ------------
             RAIL/TRUCKING/OVERNIGHT DELIVERY -- 1.53%
    375,000  Aftermarket Technology Corp., 12%, sr.
               sub. notes, series B, 08/01/04 .........    B           B2                414,375
  2,250,000  Golden Ocean Group Ltd., 10%, sr. notes,
               08/31/01, 144A .........................    CCC+        B3              1,923,750
    750,000  Johnstown America Industries Inc., 11 3/
               4%, sr. sub. notes, series C, 08/15/05 .    B           B3                832,500
  1,000,000  MC Shipping Inc., 11 1/4%, sr. notes,
               03/01/08, 144A .........................    B+          B1              1,002,500
    500,000  TBS Shipping International Ltd., 10%, 1st
               mtg. notes, 05/01/05, 144A .............    B+          B2                464,620
                                                                                    ------------
                                                                                       4,637,745
                                                                                    ------------
             REAL ESTATE DEVELOPMENT/REITS/BUILDING/
             CONSTRUCTION -- 1.07%
  1,000,000  American Architecture, 11 3/4%, sr. notes,
               12/01/07, 144A .........................    B           Caa             1,057,500
    290,820  Bramalea Limited, 11 1/8%, 03/22/98(b) ...    NR          NR                 72,705
    750,000  Peters, J.M., Inc., 12 3/4%, sr. notes,
               05/01/02 ...............................    B-          B3                806,250
  1,375,000  Presley Companies, 12 1/2%, sr. notes,
               07/01/01 ...............................    CCC         Caa             1,306,250
                                                                                    ------------
                                                                                       3,242,705
                                                                                    ------------
             TELEPHONE/COMMUNICATIONS -- 10.87%
    500,000  Alvey Systems, Inc., 11 3/8%, sr. sub.
               notes, 01/31/03 ........................    B-          B3                528,750
  2,000,000  Bell Technology Group Ltd., 13%, units,
               05/01/05 ...............................    NR          NR              2,000,000
  2,000,000  Cell Net Data System Inc., 0%, sr. disc.
               notes, series B, 10/01/07 ..............    NR          NR              1,125,000
  1,000,000  Consorcio de Telecom SA, 14%, notes,
               Series B, 05/01/02 .....................    NR          NR              1,050,000
  1,000,000  Echostar DBS Corp., 12 1/2%, sr. secd.
               notes, 07/01/02 ........................    B-          Caa             1,120,000
    500,000  Econophone Inc., 13 1/2%, sr. notes,
               07/15/07 ...............................    NR          NR                567,500
  4,500,000  First World Communications, 0%, units,
               04/15/08, 144A .........................    NR          NR              2,295,000
  3,000,000  Hyperion Telecommunications Inc., 12 1/4%,
               sr. secd. notes, series B, 09/01/04 ....    B           B3              3,337,500
  2,000,000  In Flight Phone Corp., 14%, sr. disc.
               notes, series B, 05/15/02 ..............    NR          C                 210,000
  3,500,000  Ionica PLC, 13 1/2%, sr. notes, 08/15/06 .    NR          Caa             3,080,000
  2,000,000  Ionica PLC, 0%, sr. disc. notes, 05/01/07     NR          Caa               910,000
  1,000,000  Knology Holdings Inc., 0%, sr. disc.
               notes, 10/15/07 ........................    NR          NR                575,840
  3,000,000  MGC Communications Inc., 13%, sr. secd.
               notes, series B, 10/01/04 ..............    NR          Caa             3,150,000
  1,000,000  Occidente Y Caribe Cellular, 0%, units,
               03/15/04 ...............................    B           B3                794,500
  1,500,000  Orbcomm Global L.P., 14%, sr. notes,
               08/15/04 ...............................    B-          B3              1,747,500
  2,750,000  Phonetel Technologies Inc., 12%, sr.
               notes, 12/15/06 ........................    B-          B2              2,433,750
  3,000,000  Pratama Datakom Asia BV, 12 3/4%, gtd. sr.
               notes, 07/15/05, 144A ..................    NR          NR           $  1,590,000
  2,000,000  Total Access Communication Ltd., 7 5/8%,
               bonds, 11/04/01, 144A ..................    BB          Ba2             1,655,000
  2,000,000  USN Communications Inc., 0%, sr. disc.
               notes, series B, 08/15/04 ..............    B-          Caa             1,630,000
    500,000  Verio Inc., 10 3/4%, sr. notes, 04/01/05,
               144A ...................................    NR          NR                517,500
  2,000,000  Viatel Inc., 11 1/4%, units, 04/15/08 ....    NR          Caa             2,110,000
    650,000  Winstar Communications Inc., 14%, sr.
               disc. notes, 10/15/05 ..................    CCC+        Caa               523,250
                                                                                    ------------
                                                                                      32,951,090
                                                                                    ------------
             TEXTILES/OTHER MANUFACTURING/APPAREL -- 1.43%
  1,000,000  Brazos Sportswear Inc., 10 1/2%, sr.
               notes, 07/01/07 ........................    B+          B2              1,003,750
    150,000  GPO Synkro SA, 12%, bonds, 04/01/02 ......    NR          NR                135,000
  1,000,000  Glenoit Corp., 11%, sr. sub. notes,
               04/15/07 ...............................    B-          B2                995,601
  2,000,000  Hosiery Corporation of America Inc.,
               13 3/4%, sr. sub. notes, 08/01/02 ......    B-          B3              2,205,000
        543  JPS Cap Corp., 0%, contingent pay. notes,
               09/10/98 ...............................    NR          NR                    472
                                                                                    ------------
                                                                                       4,339,823
                                                                                    ------------
             TRANSPORTATION/AIRLINES/BUS -- 5.77%
  4,500,000  Air Trans Airlines, 10 1/2%, sr. secd.
               notes, series B, 04/15/01 ..............    B-          B2              4,500,000
  1,000,000  CHC Helicopter Corp., 11 1/2%, sr. sub.
               notes, 07/15/02 ........................    B-          B3              1,057,500
  1,435,981  Mexico City Toluca Toll, 11%, notes,
               05/19/02, 144A .........................    NR          NR              1,378,542
  1,000,000  Sabreliner Corp., 12 1/2%, sr. notes,
               series B, 04/15/03 .....................    B           Caa             1,050,000
  2,000,000  Trans World Airlines Inc., 11 1/2%, sr.
               secd. notes, 12/15/04 ..................    CCC         B2              2,000,000
  1,000,000  Trans World Airlines Inc., 11 3/8%, sr.
               notes, 03/01/06, 144A ..................    CC          Caa               992,500
  2,000,000  Trans World Airlines Inc., 12%, sr. secd.
               notes, 04/01/02 ........................    NR          B2              3,400,000
  1,940,818  Tribasa Toll Road Trust, 10 1/2%, notes,
               12/01/11 ...............................    NR          NR              1,591,471
  1,940,818  Tribasa Toll Road Trust, 10 1/2%, notes,
               series A, 12/01/11, 144A ...............    NR          NR              1,533,248
                                                                                    ------------
                                                                                      17,503,261
                                                                                    ------------
                     Total Fixed Income (cost $254,875,867)..............           $253,941,834
                                                                                    ------------

COMMON STOCK AND WARRANTS -- 5.60%
                                                                                       Value
Units        Description                                                              (Note 2)
-----        -----------                                                              --------
     10,500  Ambassador Apartments Inc. .................................           $    215,250
     10,000  American Capital Strategies ................................                226,250
      2,000  American Telecasting Inc., warrants* .......................                     20
    185,900  Ames Department Stores Inc., excess cash flow pmt.,
               series A* ................................................                      0
    594,876  Ames Department Stores Inc., lit. trust units* .............                      0
     10,000  Annaly Mortgage Management Inc .............................                108,750
     50,000  Annaly Mortgage Management Inc. ............................                537,500
     50,000  Anthracite Capital Corp. ...................................                728,125
     14,500  Auto Bond Acceptance, preferred, series A ..................                121,438
     50,000  Capital Automotive, REIT ...................................                778,125
      5,925  Capital Pac Holdings Inc., warrants, 144A* .................                    592
      2,000  Cell Net Data System Inc., warrants* .......................                 40,000
      1,000  Central Rents Inc., 144A* ..................................                 60,500
    170,000  Chastain Capital Corp. .....................................              2,550,000
      4,932  Chattem Inc.* ..............................................                136,863
    100,000  Commodore Separation Technology, warrants* .................                 31,250
    100,000  Commodore Separation Technology, sr. conv. preferred .......                387,500
     33,000  Cort Business Services Corp., warrants* ....................                 66,000
        500  County Seat Holdings Inc., warrants* .......................                     72
     20,000  Criimi Mae Inc., conv. preferred, series B .................                710,000
        550  CS Wireless Systems Inc., 144A* ............................                      0
        750  Discovery Zone Inc., warrants, 144A* .......................                      0
      6,000  DIVA Systems Corp., warrants* ..............................                      0
        500  Econophone Inc., warrants, 144A* ...........................                  4,000
     20,000  Excel Legacy Corp.* ........................................                105,000
     20,000  Excel Realty Trust Inc. ....................................                535,000
     25,000  FBR Asset Investment Corp., 144A ...........................                500,000
      2,000  Globalstar Telecommunications, warrants, 144A* .............                 21,750
      1,500  Golden Ocean Group Ltd.* ...................................                  7,687
     28,000  Gothic Energy Corp., warrants* .............................                 59,500
      9,533  Gothic Energy Corp., warrants* .............................                      0
     11,000  HarCor Energy Inc., warrants* ..............................                  6,875
        500  HDA Management Corp., warrants* ............................                 20,062
     20,000  Health & Retirement Properties Trust .......................                390,000
      1,500  Heartland Wireless Communications, warrants, 144A* .........                    202
      7,750  Highway Master Communication, warrants* ....................                 78,469
     10,000  Hospitality Properties Trust ...............................                321,250
     14,400  ICF Kaiser International Inc., warrants* ...................                  5,400
        750  IHF Capital Inc., warrants, 144A* ..........................                  7,594
     15,000  Imperial Credit Commercial Mortgage Investments Corp. ......                216,563
        750  Intermedia Communications of Florida Inc., warrants,
               144A* ....................................................                 87,938
     49,970  JPS Textile Group, Inc.* ...................................                587,418
      1,000  Knology Holdings Inc., warrants, 144A* .....................                      0
     25,000  Local Financial Corp., 144A* ...............................                250,000
  1,851,500  Marvel Entertainment Group Inc.* ...........................                694,313
      3,000  MGC Communications Inc., warrants, 144A* ...................                165,000
        500  Motels of America Inc., 144A* ..............................                  5,250
     20,000  National Propane Partners L.P. .............................                391,250
        750  NS Group Inc., warrants* ...................................                 90,000
      3,500  Optel Inc.* ................................................                     35
      2,000  Orion Network Systems Inc., warrants* ......................                 26,500
    125,449  Prime Retail Inc. ..........................................              1,779,808
      4,094  Prime Retail Inc. conv. pfd., series B .....................                 95,441
     33,333  Resource Asset Investment Trust ............................                620,827
      1,000  Sabreliner Corp., warrants* ................................                  1,000
        100  SF Holdings Group Inc., pfd., 144A* ........................                900,000
      3,750  Sheffield Steel Corp., warrants* ...........................                     38
        500  Spanish Broadcasting Corp., warrants* ......................                245,500
     11,580  Star Choice Communications, warrants* ......................                      0
     15,000  Supermarkets General Holdings Corp., exchangeable
               preferred* ...............................................                427,500
      1,750  Teletrac Holdings Inc., warrants, 144A* ....................                 52,500
      4,000  Terex Corp., rights* .......................................                     40
      5,133  Trans World Airlines Inc.* .................................                 49,726
      2,000  Trans World Airlines Inc., warrants* .......................                     20
     25,000  Ugly Duckling Corp.* .......................................                278,125
      1,000  Unifi Communications Inc., warrants, 144A* .................                      0
      9,800  Uniroyal Technology Corp., warrants* .......................                     98
      1,000  Vialog Corporation, warrants* ..............................                      0
     20,000  Walden Residential Properties, conv. preferred, series B ...                545,000
      1,500  WHX Corp., preferred .......................................                 81,188
     40,000  Wilshire Real Estate Investments ...........................                640,000
      1,500  Wireless One Inc., warrants* ...............................                     15
                                                                                    ------------
             TOTAL COMMON STOCK AND WARRANTS (cost $16,115,996) .........             16,992,117
                                                                                    ------------
             TOTAL INVESTMENTS IN SECURITIES (cost $270,991,863) ........            270,933,951
                                                                                    ------------
             OTHER ASSETS -- 10.67% .....................................             32,338,004
                                                                                    ------------
             TOTAL ASSETS -- 100% .......................................           $303,271,955
                                                                                    ============

  * Non-income producing security.
 ** When-issued security.
(a) Percentages indicated are based on total assets.
(b) Denotes company has filed for bankruptcy.
NR  denotes not rated.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
BALANCE SHEET
April 30, 1998

ASSETS

Investments in securities at value (identified cost
  $270,991,863; see Schedule of Investments and Note 2) ........   $270,933,951
Cash ...........................................................     14,578,275
Receivables:
  Investment securities sold ...................................     10,359,329
  Interest and dividends .......................................      7,012,827
Deferred debt issuance costs (Note 2) ..........................          2,517
Deferred auction agent fees (Note 6) ...........................         13,615
Prepaid surety bond premiums (Note 7) ..........................         47,340
Prepaid insurance ..............................................        230,083
Other assets ...................................................         94,018
                                                                   ------------
        Total assets ...........................................   $303,271,955
                                                                   ------------

LIABILITIES

Payables:
  Investment securities purchased ..............................   $  2,895,402
Accrued expenses (Note 3) ......................................      1,001,777
Senior notes (Note 4) ..........................................     20,000,000
Bank loan (Note 14) ............................................     30,000,000
                                                                   ------------
        Total liabilities ......................................   $ 53,897,179
                                                                   ------------
Net Assets:
  Taxable auction rate preferred stock, no par value --
    Authorized -- 1,000 shares
    Issued -- 200 shares, liquidation preference of $100,000
      per share (Notes 5 and 7) ................................   $ 20,000,000
                                                                   ------------
  Common stock, $.03 par value --
    Authorized -- 100,000,000 shares
    Issued and outstanding -- 19,711,875 shares ................   $    591,356
  Capital in excess of par value (Notes 2 and 5) ...............    284,384,226
  Accumulated undistributed net investment income (Note 2) .....      3,251,576
  Accumulated net realized loss from security transactions .....    (58,794,470)
  Net unrealized depreciation of investments ...................        (57,912)
                                                                   ------------

        Net assets applicable to common stock (equivalent
          to $11.64 per share, based on 19,711,875 shares
          outstanding) .........................................   $229,374,776
                                                                   ------------
            Total net assets ...................................   $249,374,776
                                                                   ============

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF OPERATIONS
For the six months ended April 30, 1998

INVESTMENT INCOME (Note 2):
  Interest income ..............................................   $12,908,411
  Dividend income ..............................................       441,481
  Accretion of discount ........................................       843,303
                                                                   -----------
        Total investment income ................................   $14,193,195
                                                                   -----------

EXPENSES:
  Interest expense .............................................   $   807,669
  Investment advisory fee (Note 3) .............................       783,439
  Custodian and transfer agent fees ............................        84,301
  Preferred dividend auction costs .............................        52,069
  Professional fees ............................................       168,490
  Amortization of prepaid surety bond premiums (Note 7) ........        39,672
  Directors' fees ..............................................        42,232
  Insurance expense ............................................        20,355
  Amortization of deferred auction agent fees (Note 6) .........        13,388
  Excise tax expense ...........................................       114,557
  Miscellaneous expenses .......................................       220,150
                                                                   -----------
        Total expenses .........................................   $ 2,346,322
                                                                   -----------
        Net investment income ..................................   $11,846,873
                                                                   -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain on investments sold ........................   $ 1,820,900
  Change in net unrealized appreciation of investments (Note 2)     (3,174,640)
                                                                   -----------
        Net realized and unrealized loss on investments ........   $(1,353,740)
                                                                   -----------
        Net increase in net assets resulting from operations ...    10,493,133
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS ($2,839 per share) .....      (567,787)
                                                                   -----------
        Net increase in net assets applicable to common
          stockholders .........................................   $ 9,925,346
                                                                   ===========

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF CASH FLOWS
For the six months ended April 30, 1998

CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest and dividends received ..........................    $  11,504,535
  Operating expenses paid ..................................       (4,082,827)
                                                                -------------
        Net cash provided by operating activities ..........    $   7,421,708
                                                                -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of portfolio securities ........................    $(295,638,721)
  Sales and maturities of portfolio securities .............      229,873,779
                                                                -------------
        Net cash used in investing activities ..............    $ (65,764,942)
                                                                -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from common stock rights offering and sale
    of common stock ........................................    $  53,431,432
  Proceeds from bank loan ..................................       30,000,000
  Preferred stock dividends paid ...........................         (567,187)
  Common stock dividends paid from operations ..............       (9,942,736)
                                                                -------------
        Net cash provided by financing activities ..........    $  72,921,509
                                                                -------------
NET INCREASE IN CASH .......................................    $  14,578,275
CASH, BEGINNING OF PERIOD ..................................              -0-
                                                                -------------
CASH, END OF PERIOD ........................................    $  14,578,275
                                                                =============

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS TO NET CASH PROVIDED BY
OPERATING ACTIVITIES:
    Net increase in net assets resulting from operations ...    $  10,493,133
    Increase in interest and dividend receivables ..........       (1,947,987)
    Amortization of Fidelity Bond and other deferred assets            15,868
    Increase in other assets ...............................         (204,128)
    Decrease in accrued expenses and other payables ........       (1,548,245)
    Net realized gain on investments sold ..................       (1,820,900)
    Change in net unrealized appreciation of investments ...        3,174,640
    Accretion of bond discount .............................         (740,673)
                                                                -------------
        Net cash provided by operating activities ..........    $   7,421,708
                                                                =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the period for interest .................    $     807,670
  Cash paid during the period for excise taxes .............          114,557
                                                                =============

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                              Six Months
                                                                Ended         Fiscal Year Ended
                                                               April 30,          October 31,
                                                                 1998                1997
                                                               --------            --------
FROM OPERATIONS:
  Net investment income ................................       $ 11,846,873        $ 17,862,020
  Net realized gain on investments sold ................          1,820,900           4,773,501
  Change in net unrealized appreciation/depreciation of
    investments ........................................         (3,174,640)          4,499,052
                                                               ------------        ------------
        Net increase in net assets resulting from
          operations ...................................       $ 10,493,133        $ 27,134,573
                                                               ------------        ------------
FROM FUND SHARE TRANSACTIONS:
  Shares issued (82,241 shares and 96,957 shares,
    respectively) to common stockholders for
    reinvestment of dividends ..........................       $    981,853        $  1,146,681
  Net proceeds from sale of common stock issued
    (4,914,203 and 4,306,031 shares, respectively, after
    deducting $2,590,479 and $2,167,500 of soliciting
    fees and other expenses, respectively) .............         53,431,432          44,208,450
                                                               ------------        ------------
        Increase in net assets resulting from fund share
          transactions .................................       $ 54,413,285        $ 45,355,131
                                                               ------------        ------------
DISTRIBUTIONS TO STOCKHOLDERS:
  Preferred dividends ($2,839 and $5,456 per share,
    respectively) ......................................       $   (567,787)       $ (1,091,099)

  Common dividends ($.63 and $1.26 per share,
    respectively) from operations ......................        (10,872,757)        (16,200,344)
                                                               ------------        ------------
        Decrease in net assets resulting from
          distributions to stockholders ................        (11,440,544)        (17,291,443)
                                                               ------------        ------------
        Total net increase in net assets ...............       $ 53,465,874        $ 55,198,261

NET ASSETS:
  Beginning of period ..................................        195,908,902         140,710,641
                                                               ------------        ------------

  End of period (including $3,251,576 and $2,845,247 of
    undistributed net investment income as of April 30,
    1998 and October 31, 1997, respectively) ...........       $249,374,776        $195,908,902
                                                               ============        ============

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS PRESENTED

                                    For the
                                  Six Months
                                    Ended                                 For the Years Ended October 31,
                                   April 30,       ----------------------------------------------------------------------------
                                     1998             1997             1996             1995             1994             1993
                                   --------         --------         --------         --------         --------        --------
Net asset value, beginning of
  period .....................     $  11.94         $  11.70         $  11.10         $  11.07         $  12.75        $  12.09
                                   --------         --------         --------         --------         --------        --------

Net investment income ........          .66#            1.38#            1.50#            1.35             1.44#           1.89#
Net realized and unrealized
  gain (loss) on investments..         (.08)#            .72#             .60#             .09            (1.14)#          1.17#
                                   --------         --------         --------         --------         --------        --------
        Total from investment
          operations .........     $    .58         $   2.10         $   2.10         $   1.44           $  .30         $  3.06
                                   --------         --------         --------         --------         --------        --------
Distributions:
Dividends from accumulated net
  investment income
    To preferred stockholders          (.03)            (.09)            (.12)            (.15)            (.09)           (.18)
    To common stockholders ...         (.63)           (1.26)           (1.26)           (1.26)           (1.35)          (1.86)
                                   --------         --------         --------         --------         --------        --------
        Total distributions ..     $   (.66)        $  (1.35)        $  (1.38)        $  (1.41)        $  (1.44)       $  (2.04)
                                   --------         --------         --------         --------         --------        --------

Effect of sale of common stock
  and related expenses from
  rights offering ............     $   (.22)        $   (.51)        $   (.12)        $   --               $  (.54)        $  (.36)
                                   --------         --------         --------         --------         --------        --------

Net asset value, end of period     $  11.64         $  11.94         $  11.70         $  11.10         $  11.07        $  12.75
                                   ========         ========         ========         ========         ========       =========
Per share market value, end of
  period .....................     $  12.38         $  12.39         $  12.00         $  11.64         $  10.50        $  12.75
                                   ========         ========         ========         ========         ========       =========
Total investment return ......        5.26%           14.82%           15.29%           28.57%          (7.78)%          23.25%
                                   ========         ========         ========         ========         ========       =========
Net assets, end of period,
  applicable to common
  stock (a) ..................     $229,375         $175,909         $120,711         $ 93,309        $  92,072       $  79,438
                                   ========         ========         ========         ========         ========       =========
Net assets, end of period,
  applicable to preferred
  stock (a) ..................    $  20,000        $  20,000         $ 20,000         $ 20,000        $  20,000       $  20,000
                                   ========         ========         ========         ========         ========       =========
Net assets, end of period (a)      $249,375         $195,909         $140,711         $113,309         $112,072       $  99,438
                                   ========         ========         ========         ========         ========       =========
Ratio of operating expenses to
  average net assets,
  applicable to common stock .        2.30%*           2.30%            3.06%            3.27%            3.27%           3.10%
Ratio of net investment income
  to average net assets,
  applicable to common stock .       11.63%*          11.94%           13.20%           13.47%           12.25%          13.49%
Ratio of operating expenses to
  average net assets** .......        1.89%*+          1.81%+           2.21%+           2.28%+           2.30%+          2.13%+
Ratio of net investment income
  to average net assets**             9.55%*           9.42%            9.51%            9.39%            8.64%           9.26%
Portfolio turnover rate ......      197.16%*         176.04%          108.33%           80.71%           72.00%         117.20%


(a) Dollars in thousands.
(b) The selected per share data and ratios have been restated, where applicable, for all periods to give effect for the one-for-three stock split in April of 1998. (Note 10).
 ** Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets (total assets less accrued liabilities (excluding senior notes)) of both the common and preferred shareholders.
  + Excluding interest expense, the ratio of operating expenses to average net assets, applicable to common stock and preferred stock, is 1.24%, 1.13%, 1.30%, 1.29%, 1.32% and 1.50%, respectively.
  # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's rights offerings.
  * Annualized.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

INFORMATION REGARDING SENIOR SECURITIES

                            As of                                        As of October 31,
                          April 30,        -------------------------------------------------------------------------------
                             1998             1997             1996             1995             1994             1993
                        ---------------    -------------------------------------------------------------------------------
Total Amount
Outstanding:
  Notes & Loans           $50,000,000      $20,000,000      $20,000,000      $20,000,000      $20,000,000      $20,000,000
  Preferred stock          20,000,000       20,000,000       20,000,000       20,000,000       20,000,000       20,000,000

Asset Coverage:
  Per note (a)                   599%           1,080%             804%             667%             660%             597%
  Per preferred stock
    share (b)                    428%             540%             402%             333%             330%             299%

Involuntary Liquidation
  Preference:
  Per preferred stock
   share (c)              $   100,000       $  100,000       $  100,000       $  100,000       $  100,000       $  100,000

Approximate Market Value:
  Per note                $  1,005.00      $  1,003.80        $  990.00        $  987.50        $  937.10        $  997.50
  Per preferred stock
    share                     100,000          100,000          100,000          100,000          100,000          100,000

(a) Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding.

(b) Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding and aggregate liquidation preference of the outstanding shares of Taxable Auction Rate Preferred Stock.

(c) Plus accumulated and unpaid dividends.

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1998

(1) ORGANIZATION AND OPERATIONS
  Prospect Street High Income Portfolio Inc. (the "Fund") was organized as a corporation in the state of Maryland on May 13, 1988 and is registered with the Securities and Exchange Commission as a diversified, closed-end, management investment company under the Investment Company Act of 1940. The Fund commenced operations on December 5, 1988. The Fund's financial statements have been prepared in conformity with generally accepted accounting principles, which requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

  The Fund invests primarily in securities of fixed-maturity, corporate debt securities and in redeemable preferred stocks that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment-grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer, and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment-grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

  See the schedule of investments for information on individual securities, as well as industry diversification and credit quality ratings.

(2) SIGNIFICANT ACCOUNTING POLICIES

  (A) VALUATION OF INVESTMENTS
  Investments for which listed market quotations are readily available are stated at market value, which is determined using the last reported sale price or, if no sales are reported, as in the case of some securities traded over-the-counter, the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market.

  Other investments, primarily noninvestment-grade corporate debt securities for which market quotations are not readily available due to a thinly traded market with a limited number of market makers, are stated at fair value on the basis of valuations furnished by an independent pricing service, subject to adjustment by the investment adviser based upon quotations obtained from market makers. The independent pricing service determines value based primarily on quotations from dealers and brokers, market transactions, accessing data from quotation services, offering sheets obtained from dealers and various relationships between securities. The independent pricing service utilizes the last sales price based on odd-lot trades, if available. If such price is not available, the price furnished is based on round-lot or institutional size trades. These procedures have been approved by the Board of Directors.

  The fair value of restricted securities is determined by the investment adviser following procedures approved by the Board of Directors.

  (B) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Realized gains and losses on investments sold are recorded on the identified-cost basis. Interest income and accretion of discounts are recorded on the accrual basis.

  (C) FEDERAL INCOME TAXES
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its stockholders each year. Accordingly, no federal income tax provision is required.

  At April 30, 1998, the cost of investments in securities for federal income tax purposes was $271,157,417. Aggregate gross unrealized gains on securities in which there was an excess of market value over tax cost was $12,571,188. Aggregate gross unrealized losses on securities in which there was an excess of tax cost over market value was $12,463,546. The net unrealized gain on securities held by the Fund was $107,642 for federal income tax purposes.

  At October 31, 1997, the Fund had the following capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

                    CARRYOVER
                    AVAILABLE                 EXPIRATION DATE

                  $(37,564,886)              October 31, 1998
                   (18,529,051)              October 31, 1999
                      (808,396)              October 31, 2002
                    (3,703,531)              October 31, 2003
                  ------------
                  $(60,605,864)
                  ============

  (D) COMMON STOCK AND TAXABLE AUCTION RATE PREFERRED STOCK (PREFERRED STOCK), OFFERING AND DEFERRED DEBT ISSUANCE COSTS
  The costs incurred by the Fund in connection with the initial sale of the common and preferred stock as well as the common stock rights offerings have been recorded as a reduction of the common stock proceeds. The costs incurred by the Fund in connection with the issuance of the senior notes have been deferred and are being amortized on a straight-line basis over a period of five years.

  (E) CASH FLOW INFORMATION
  The Fund invests primarily in corporate debt securities and distributes dividends from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

(3) INVESTMENT ADVISORY AGREEMENT
  Prospect Street Investment Management Co., Inc., the Fund's Investment Adviser, earned $783,439 in management fees for the six months ended April 30, 1998. Management fees paid by the Fund to the Investment Adviser were calculated at .65% (on an annual basis) of the average weekly value of total assets of the Fund less accrued liabilities (excluding the principal amount of the notes and the liquidation preference of the preferred stock and including accrued and unpaid dividends on the preferred stock) up to and including $175,000,000 of net assets, .55% on the next $50,000,000 of net assets and
 .50% of the excess of net assets over $225,000,000. At April 30, 1998, the fee payable to the Investment Adviser was $215,463, which was included in accrued expenses in the accompanying balance sheet.

(4) DEBT
  In July 1993, the Fund repurchased the remaining $5,000,000 (principal amount) of its senior extendible notes (the Notes), which carried an annual interest rate through November 30, 1993 of 10.28%. The Fund simultaneously issued $20,000,000 of new Senior Notes (the Senior Notes) that will mature, if not previously redeemed, on December 1, 1998. The Fund is required to maintain certain asset coverages with respect to the Senior Notes, as defined in the Note Purchase Agreement, and the Senior Notes are subject to mandatory redemption if the Fund fails to maintain these asset coverages. The Senior Notes bear interest at the rate of 6.53% per annum through November 30, 1998. Interest on the Senior Notes is due every June 1 and December 1, commencing December 1, 1993.

  The Senior Notes are redeemable, in whole or in part, by the Fund at certain times and under certain circumstances, as defined in the Note Purchase Agreement.

(5) REDEEMABLE PREFERRED STOCK
  In July 1993, the Fund redeemed 100 of the 300 shares of preferred stock that were issued concurrently with the issuance of the Senior Extendible Notes. Dividends are cumulative at a rate that was established at the offering of the preferred stock and which has and will continue to be reset every 30 days thereafter by an auction. Dividend rates ranged from 5.52% to 5.89% of the liquidation preference during the six months ended April 30, 1998. The remaining 200 shares of preferred stock are redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The preferred stock is also subject to mandatory redemption at a redemption price equal to $100,250 per share, plus accumulated and unpaid dividends, if the Fund is in default of its surety asset coverage requirements with respect to the preferred stock (see
Note 7). In general, the holders of the preferred stock and the common stock vote together as a single class, except that the holders of the preferred stock, as a separate class, vote to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the preferred stock and common stock. The preferred stock has a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the preferred stock, as defined in the Fund's Note Purchase Agreement and Surety Bond Agreement.

  On May 15, 1998 the Fund redeemed all of its Taxable Auction Rate Preferred Stock at an aggregate redemption price of $20 million. The funds required to redeem the preferred stock were borrowed under a new $30 million credit facility discussed in Note 14.

(6) AUCTION AGENT
  The Fund amended and extended the auction agent agreement with Bear Stearns & Co. Inc. on October 26, 1993 (which was originally dated May 7, 1990) to provide for an extension to December 4, 1998. The Fund incurred additional costs of $135,000 related to extending this agreement. These costs are being amortized on a straight-line basis over the remaining life of the extended agreement. Amortization expense for the six months ended April 30, 1998 was $13,388.

(7) SURETY BOND
  The Fund has entered into an insurance agreement, dated as of December 1, 1988, with Financial Security Assurance, Inc. (FSA), pursuant to which FSA has issued a surety bond. Under the terms of the surety bond, FSA has unconditionally and irrevocably guaranteed dividend, redemption and liquidation payments to preferred shareholders upon failure of the Fund to do so, and the Fund is then obligated to reimburse FSA for any amounts paid under the surety bond. The surety bond had an initial term of five years and was scheduled to expire on December 5, 1993. On July 15, 1993, the Fund extended the terms of the surety bond from December 5, 1993 to December 5, 1998. The Fund will pay an annual premium of 0.40% on the maximum aggregate liquidation preference of the preferred stock.

  The Fund executed an amendment to the insurance agreement on April 11, 1990, which provides that the Fund must redeem or repurchase all of the then outstanding shares of preferred stock in the event that the dividend rate on the preferred stock for the period next succeeding the auction in September 1998 is the maximum applicable rate (as defined) payable on the Fund's preferred stock.

(8) PURCHASES AND SALES OF SECURITIES
  For the six months ended April 30, 1998, the aggregate cost of purchases and proceeds from sales of investment securities other than U.S. Government obligations and short-term investments aggregated $296,094,740 and $236,694,231, respectively. There were no purchases or sales of U.S. Government obligations during the six months ended April 30, 1998.

(9) CERTAIN TRANSACTIONS
  Certain officers of the Investment Adviser serve on the Board of Directors of the Fund. They receive no compensation in this capacity.

  Directors who are not officers or employees of the Investment Adviser receive a fee of $10,000 per year plus $2,000 per Directors' meetings attended, together with actual out-of-pocket expenses relating to attendance at such meetings and $1,000 per telephone meeting. In addition, members of the Fund's audit committee, which consists of certain of the Fund's noninterested Directors, receive $1,000 per audit committee meeting attended, together with actual out-of-pocket expenses relating to attendance at such meeting.

(10) DIVIDENDS AND DISTRIBUTIONS
  The Board of Directors of the Fund declared regular dividends on the common stock of $.105 per share, giving effect to the April 1998 1:3 reverse stock split, payable on November 28 and December 31, 1997, and January 30, February 27, March 31 and April 30, 1998.

  Distributions on common stock are declared based on annual projections of the Fund's net investment income (defined as dividends and interest income, net of Fund expenses, less distributions on the preferred stock). The Fund plans to pay monthly distributions to common shareholders. Meanwhile, as a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to common shareholders will not exceed net investment income (as defined) applicable to common shareholders on a tax basis. All shareholders of the Fund are automatically considered a participant in the Dividend Reinvestment Plan (the "Plan") unless otherwise elected. Under the Plan, when the market price of common stock shares is equal to or exceeds the net asset value on record date for distribution, participants will receive all dividends and distributions in full and fractional shares of the Fund at the most recently determined net asset value but in no event less than 95% of market price. If on record date for distributions the net asset value of the common stock exceeds its market price, or if the Fund shall declare a dividend or capital gains distribution payable only in cash, the dividend-paying agent will buy common stock in the open market for the participants' accounts. Participants are not charged a service fee for the Plan but are subject to a pro rata share of brokerage fees incurred with respect to open market purchases of common stock.

(11) FAIR VALUE OF LONG-TERM DEBT
  The fair value of the Fund's long-term debt is estimated based on the quoted market prices for the same issues or on the current rates offered to the Fund for debt of the same remaining securities. At April 30, 1998, the fair value of the Senior Notes was $20,100,000 and that of the bank term loan was $30,000,000.

(12) REVERSE STOCK SPLIT
  In March of 1998, the shareholders of the Fund approved a one-for-three reverse stock split which became effective on April 1, 1998. Certain per share amounts included in the accompanying financial statements have been restated to give effect for this reverse stock split.

(13) RIGHTS OFFERING
  On December 24, 1997 the Fund commenced a rights offering whereby the Fund issued to its shareholders of record, as of that date, non-transferable rights entitling the holders thereof to subscribe for an aggregate of 4,914,203 shares of the Fund's common stock. Each record date shareholder had the ability to receive one right for each whole share of common stock held. The rights allowed the rights holder to subscribe for shares of common stock at the right of one share of common stock for every three rights held. The subscription period for the rights offering expired on January 23, 1998 and the Fund issued, on a post-split basis, 4,914,203 shares of common stock at $11.40 per share. Proceeds to the Fund amounted to $53,431,432, net of soliciting fees and offering expenses of $2,590,479.

(14) BANK LOAN
  On April 30, 1998 the Fund entered into a credit agreement ("the Agreement") with a lending institution and borrowed the maximum amount of $30 million under a revolving credit facility. The Fund's ability to utilize this facility extends until April 30, 2001, though there are provisions in the Agreement which allow for its modification prior to April 30, 2001, including extension, termination and reduction of the facility amount. The Fund has the option to choose the applicable interest rate on its borrowing with such rates being based upon either the higher of the lending institution's base lending rate or one half percent above the Federal funds rate, or, LIBOR plus 0.55%. The interest rate on outstanding loans at April 30, 1998 was 8.50%. The Agreement also provides for commitment fees at a rate of 0.09% per year on the daily amount by which the aggregate amount of the commitment amount of $30 million exceeds the aggregate outstanding principal of loans.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Prospect Street High Income Portfolio Inc.:

    We have audited the accompanying balance sheet of PROSPECT STREET HIGH INCOME PORTFOLIO INC., including the schedule of investments, as of April 30, 1998, the related statements of operations and cash flows for the six months then ended, the statements of changes in net assets for the six months ended April 30, 1998 and the year ended October 31, 1997 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Street High Income Portfolio Inc. as of April 30, 1998, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                     ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 5, 1998

                  PROSPECT STREET HIGH INCOME PORTFOLIO INC.

INVESTMENT ADVISER                      AUDITORS
Prospect Street Investment Management   Arthur Andersen LLP
Co., Inc.                               Boston, MA
60 State Street, Suite 3750
Boston, MA 02109                        TRANSFER AND SHAREHOLDERS' SERVICING
                                        AGENT
OFFICERS                                State Street Bank and Trust Company
Richard E. Omohundro, Jr. -- President  P.O. Box 8200
John A. Frabotta -- Vice President,     Boston, MA 02266
                    Treasurer and       (800) 426-5523
                    Chief Investment
                    Officer             CUSTODIAN
Karen J. Thelen -- Secretary            State Street Bank and Trust Company
                                        Boston, MA
DIRECTORS
John S. Albanese                        PAYING AGENT (PREFERRED)
C. William Carey                        Bankers Trust Company
Joseph G. Cote                          New York, NY
John A. Frabotta
Richard E. Omohundro, Jr.               Listed: NYSE
Harlan D. Platt                         Symbol: PHY
Christopher E. Roshier

LEGAL ADVISER
Olshan Grundman Frome & Rosenzweig
New York, NY

FACTS FOR SHAREHOLDERS:

Prospect Street High Income Portfolio Inc. is listed on the New York Stock Exchange under the symbol "PHY". The Wall Street Journal publishes Friday's closing net asset value of the Fund every Monday and lists the market price of the Fund daily.

QUESTIONS REGARDING YOUR ACCOUNT: Please telephone State Street Bank & Trust Company at their toll free number 1-800-426-5523 Monday through Friday from 9:00 a.m. to 5:00 p.m.

WRITTEN CORRESPONDENCE REGARDING YOUR ACCOUNT: Please mail all correspondence directly to Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266. For express mail the address is Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, 2 Heritage Drive, Corporate Stock Transfer -- 4th Floor, North Quincy, MA 02171.

1998 STOCKHOLDERS' MEETING:

At the Annual Meeting of Stockholders held on March 11, 1998, the stockholders elected seven directors of the Fund. The numbers were as follows:

PREFERRED STOCK NOMINEES                                FOR           WITHHELD

John S. Albanese ................................       167              10
John A. Frabotta ................................       167              10

COMMON STOCK AND PREFERRED STOCK NOMINEES               FOR           WITHHELD

Richard E. Omohundro, Jr. .......................    39,209,815      1,002,636
Joseph G. Cote ..................................    39,069,007      1,143,444
C. William Carey ................................    39,285,175      1,200,592
Harlan D. Platt .................................    39,060,597      1,151,855
Christopher E. Roshier ..........................    39,011,860      1,200,592

The stockholders also voted to amend the Fund's Articles of Amendment and Restatement, as amended authorizing the issuance of a new class of preferred stock that would be issuable from time to time by the Board of Directors in one or more series. The numbers were as follows:

      FOR                              AGAINST                         ABSTAIN

   24,246,088                         2,814,638                       1,351,735

The stockholders also voted to amend the Fund's fundamental investment restriction relating to borrowing and the issuance of senior securities. The numbers were as follows:

     FOR                               AGAINST                         ABSTAIN

  23,942,965                          2,980,157                       1,489,341

The stockholders also voted to change the Fund's investment policy restricting the purchase of illiquid securities from a fundamental restriction to a non-fundamental restriction. The numbers were as follows:

     FOR                                 AGAINST                       ABSTAIN

  23,399,194                            3,505,481                     1,507,788

The stockholders also approved a reverse split of the Fund's common stock. The numbers were as follows:

     FOR                                 AGAINST                       ABSTAIN

  34,956,827                            3,829,092                     1,426,366

The stockholders also ratified the selection of Arthur Andersen LLP as independent public accountants for the current year. The numbers were as follows:

     FOR                                 AGAINST                       ABSTAIN

  38,789,403                              482,214                       940,667

  PROSPECT STREET HIGH INCOME PORTFOLIO INC.
  60 State Street, Suite 3750
  Boston, MA 02109